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AFLIAC SCUDDER INCENTIVE


                               SEPARATE ACCOUNT KG
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001

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The following is inserted at the end of the section entitled A. PAYMENTS under
DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE:

     This Contract is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of an Underlying Portfolio. These and similar activities may adversely affect an Underlying Portfolio's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not purchase this Contract.

     In order to prevent "market timing" activities that may harm or disadvantage other Contract Owners, the Company may (a) reject or restrict any specific payment and transfer request and (b) impose specific limitations with respect to market timers, including restricting transfers by market timers to certain Underlying Portfolios. In addition, some of the Underlying Portfolios have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Portfolio's investment adviser, the Underlying Portfolio would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, the Company may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, the Company reserves the right to impose, without prior notice, restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

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The fourth paragraph of the section entitled E. TRANSFER PRIVILEGE under
DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE is deleted. The first paragraph of the section is amended to read in its entirety as follows:

     Prior to the Annuity Date and subject to the market timing limitations described above in A. PAYMENTS, the Owner may transfer amounts among investment options at any time upon written or telephone request to the Company. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.

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The fourth paragraph of the section entitled E. TRANSFERS OF ANNUITY UNITS under
ANNUITIZATION -- THE PAYOUT PHASE is deleted. The first paragraph of the section is amended in its entirety to read as follows:

     After the Annuity Date and prior to the death of the Annuitant, the Owner may transfer among the available Sub-Accounts upon written or telephone request to the Company. Transfers will be subject to the same market timing restrictions discussed under A. PAYMENTS under DESCRIPTION OF THE

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     CONTRACT -- THE ACCUMULATION PHASE. As discussed in "A. Payments," a properly completed authorization form must be on file before telephone requests will be honored. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Value next computed after receipt of the transfer request.

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SUPPLEMENT DATED DECEMBER 17, 2001